Exhibit 99.2

Insmed Announces Pricing of Public Offering of Common Stock

BRIDGEWATER, NJ, May 5, 2020 /PRNewswire/ — Insmed Incorporated (Nasdaq: INSM) announced today that it priced a registered underwritten public offering of 9,700,000 shares of its common stock at a price to the public of $23.25 per share. The gross proceeds to Insmed from the offering, before deducting underwriting discounts and commissions and other offering expenses payable by Insmed, are expected to be approximately $225.5 million. In addition, Insmed has granted the underwriters a 30-day option to purchase up to an additional 1,455,000 shares of common stock.

Insmed intends to use its net proceeds from this offering to continue to commercialize ARIKAYCE® (amikacin liposome inhalation suspension); conduct further trials of ARIKAYCE, including Insmed’s required confirmatory trial to assess and describe the clinical benefit of ARIKAYCE in patients with Mycobacterium avium complex (MAC) lung disease; conduct further trials of brensocatib (formerly known as INS1007), including its planned Phase 3 program in bronchiectasis; fund further clinical development of treprostinil palmitil (formerly known as INS1009); invest in third-party manufacturing capacity; fund business expansion activities in Europe and Japan; fund working capital, potential debt repayment, capital expenditures, and general research and development; and for other general corporate purposes, which may include the acquisition or in-license of additional compounds, product candidates, technology or businesses.

SVB Leerink is acting as sole bookrunning manager for the offering. Credit Suisse and Stifel are acting as co-lead managers for the offering. JMP Securities and H.C. Wainwright & Co. are acting as co-managers for the offering. The offering is expected to close on May 7, 2020, subject to the satisfaction of customary closing conditions.

A shelf registration statement on Form S-3 relating to the public offering of the shares of common stock described above has been filed with the Securities and Exchange Commission (SEC), as amended by Post-Effective Amendment No. 1 thereto, and became automatically effective upon filing on May 19, 2017. A preliminary prospectus supplement relating to and describing the terms of the offering was filed with the SEC and is available on the SEC’s website at www.sec.gov. Copies of the final prospectus supplement and the accompanying prospectus related to this offering may be obtained, when available, from SVB Leerink LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, Massachusetts 02110, by telephone: 1-800-808-7525, ext. 6218 or by email at syndicate@svbleerink.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Insmed

Insmed Incorporated is a global biopharmaceutical company on a mission to transform the lives of patients with serious and rare diseases. Insmed's first commercial product, ARIKAYCE® (amikacin liposome inhalation suspension), is the first and only therapy approved in the United States for the treatment of refractory Mycobacterium avium complex (MAC) lung disease as part of a combination antibacterial drug regimen for adult patients with limited or no alternative treatment options. MAC lung disease is a chronic, debilitating condition that can cause severe and permanent lung damage. Insmed's earlier-stage clinical pipeline includes brensocatib, a novel oral reversible inhibitor of dipeptidyl peptidase 1 with therapeutic potential in non-cystic fibrosis bronchiectasis and other inflammatory diseases, and treprostinil palmitil, an inhaled formulation of a treprostinil prodrug that may offer a differentiated product profile for rare pulmonary disorders, including pulmonary arterial hypertension.

Forward-looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. "Forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "intends," "potential," "continues," and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.

The forward-looking statements in this press release are based upon the Company's current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timing discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the public offering; the risk that brensocatib does not prove effective or safe for patients in the STOP-COVID19 study; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; impact of the novel coronavirus (COVID-19) pandemic and efforts to reduce its spread on our business, employees, including key personnel, patients, partners and suppliers; the risk that the full data set from the WILLOW study, our six-month Phase 2 trial of brensocatib in patients with NCBFE or data generated in further clinical trials of brensocatib will not be consistent with the top-line results of the study; failure to successfully commercialize or maintain U.S. approval for ARIKAYCE, the Company's only approved product; uncertainties in the degree of market acceptance of ARIKAYCE by physicians, patients, third-party payors and others in the healthcare community; the Company's inability to obtain full approval of ARIKAYCE from the FDA, including the risk that the Company will not timely and successfully complete the study to validate a PRO tool and complete the confirmatory post-marketing study required for full approval of ARIKAYCE; inability of the Company, PARI or the Company's other third party manufacturers to comply with regulatory requirements related to ARIKAYCE or the Lamira® Nebulizer System; the Company's inability to obtain adequate reimbursement from government or third-party payors for ARIKAYCE or acceptable prices for ARIKAYCE; development of unexpected safety or efficacy concerns related to ARIKAYCE or brensocatib; inaccuracies in the Company's estimates of the size of the potential markets for ARIKAYCE or brensocatib or in data the Company has used to identify physicians; expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; the Company's inability to create an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE; failure to obtain regulatory approval to expand ARIKAYCE's indication to a broader patient population; failure to successfully conduct future clinical trials for ARIKAYCE, brensocatib and the Company's other product candidates, including due to the Company's limited experience in conducting preclinical development activities and clinical trials necessary for regulatory approval and the Company's inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval; risks that the Company's clinical studies will be delayed or that serious side effects will be identified during drug development; failure to obtain, or delays in obtaining, regulatory approvals for ARIKAYCE outside the U.S. or for the Company's product candidates in the U.S., Europe, Japan or other markets, including the United Kingdom as a result of its recent exit from the European Union; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE or the Company's product candidates for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with laws and regulations that impact the Company's business or agreements with the Company; the Company's inability to attract and retain key personnel or to effectively manage the Company's growth; the Company's inability to adapt to its highly competitive and changing environment; the Company's inability to adequately protect its intellectual property rights or prevent disclosure of its trade secrets and other proprietary information and costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on the Company by its agreements related to ARIKAYCE or the Company's product candidates, including its license agreements with PARI and AstraZeneca AB, and failure of the Company to comply with its obligations under such agreements; the cost and potential reputational damage resulting from litigation to which the Company is or may become a party, including product liability claims; the Company's limited experience operating internationally; changes in laws and regulations applicable to the Company's business, including any pricing reform, and failure to comply with such laws and regulations; inability to repay the Company's existing indebtedness and uncertainties with respect to the Company's ability to access future capital; and delays in the execution of plans to build out an additional FDA-approved third-party manufacturing facility and unexpected expenses associated with those plans.

The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and any subsequent Company filings with the SEC.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this press release. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Contact:

Investors:

Argot Partners
Laura Perry or Heather Savelle
(212) 600-1902
insmed@argotpartners.com

Media:

Mandy Fahey

Senior Director, Corporate Communications

Insmed

(732) 718-3621

amanda.fahey@insmed.com